Supplement dated October 1, 2010 to:	Value Line Larger Companies Fund, Inc. Prospectus dated May 1, 2010 (as supplemented October 1, 2010)

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and all applicable Supplements.

The Board of Directors/Trustees (collectively, the “Board”) of each of the Value Line Funds (the “Funds”) has called two separate special meetings of shareholders to be held on October 26, 2010 (the “Meetings”) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 399 Park Avenue, New York, New York 10022. Each shareholder of record as of the close of business on August 25, 2010 (the “Record Date”) will be entitled to notice and to vote at the Meetings. On or around September 22, 2010, a proxy statement (the “Proxy Statement”) describing the proposals to be considered at each Meeting was sent to each shareholder of record as of the Record Date.

The purposes of the Meetings are:

Meeting #1

          To elect three nominees for Directors of each Fund, each of whom will serve until he or she resigns, is removed, dies or becomes incapacitated.

Meeting #2

          To approve a new investment advisory agreement between each Fund and EULAV Asset Management.

The Meetings were called because the Board has recommended that each Fund’s shareholders elect three persons, Ms. Joyce Heinzerling and Messrs. Mitchell E. Appel and Daniel S. Vandivort, to serve as directors. The Meetings were also called in light of the intention by Value Line, Inc. (“VLI”), the parent company of EULAV Asset Management, LLC, the Funds’ investment adviser (“the Adviser”) and EULAV Securities, Inc., the Funds’ principal underwriter (the “Distributor”), to restructure the ownership and control of the Adviser and the Distributor as more fully described in the Proxy Statement (the “Restructuring”). Upon the closing of the Restructuring (the “Closing”) each Fund’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”) will terminate. As a result, a new investment advisory agreement between the restructured Adviser (which will be named EULAV Asset Management) and each Fund (the “New Investment Advisory Agreement”) is being proposed. The Restructuring will result in a change of control of the Adviser and, as a result, the Current Investment Advisory Agreements will automatically terminate. Consequently, each Fund’s New Investment Advisory Agreement, which must be approved by that Fund’s shareholders, will be necessary in order for the investment management of each Fund to continue uninterrupted after the Closing.

If you have any questions about the Meetings or the voting process, please call 1-800-545-3393 (toll-free).

* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

Value Line
Larger Companies Fund, Inc.

(VALLX)

P R O S P E C T U S
M A Y 1, 2 0 1 0
( a s S u p p l e m e n t e d
O c t o b e r 1, 2 0 1 0 )

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E O F C O N T E N T S

Fund Summary
What is the Fund’s investment objective? Page 2
What are the Fund’s fees and expenses? Page 2
What are the Fund’s principal investment strategies? Page 4
What are the Fund’s principal risks? Page 4
How has the Fund performed? Page 6
Who manages the Fund? Page 8
Purchase and sale of Fund shares Page 8
Tax information Page 8
Payments to broker-dealers and other financial intermediaries Page9

How the Fund Is Managed
Investment objective Page 10
Principal investment strategies Page 10
Non–principal investment strategies Page 11
The principal risks of investing in the Fund Page 11
Who Manages the Fund
Investment Adviser Page 13
Management fees Page 14
Portfolio management Page 14

About Your Account
How to buy shares Page 15
How to sell shares Page 18
Frequent purchases and redemptions of Fund shares Page 20
Special services Page 22
Dividends, distributions and taxes Page 22

Financial Highlights
Financial Highlights Page 24

F U N D S U M M A R Y

What is the Fund’s investment objective?

The Fund’s sole investment objective is to realize capital growth.

What are the Fund’s fees and expenses?

This table describes the fees and expenses you pay in connection with an investment in the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed On Purchases as a percentage of offering price	None
Maximum Deferred Sales Charges (Load) as a percentage of original purchase or redemption price, whichever is lower	None
Maximum Sales Charges (Load) Imposed On Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets)
Management Fees	0.75%
Distribution and Service (12b-1) Fees*	0.25%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.26%
Less: 12b-1 fee waiver*	–0.25%
Net expenses*	1.01%

*
Effective March 1, 2010 through April 30, 2011, EULAV Securities, Inc. (the “Distributor”) contractually agreed to waive the Fund’s 12b-1 fee in an amount equal to 0.25% of the Fund’s average daily net assets. There is no assurance that the Distributor will extend the fee waiver beyond such date.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that (a) the Fund’s total operating expenses remain the same and (b) the Distributor’s contractual Rule 12b-1 fee waiver is in effect for year one. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Value Line Larger Companies Fund	$103	$375	$668	$1,501

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 157% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

To achieve the Fund’s investment objective , EULAV Asset Management, LLC (the “Adviser” or “EULAV”) invests substantially all of the Fund’s assets in common stocks. In selecting securities for purchase or sale, the Adviser relies on a quantitative strategy that is based on the Value Line TimelinessTM Ranking System (the “Ranking System”), which compares an estimate of the probable market performance of each stock during the next six to twelve months to that of all of the approximately 1,700 stocks under review and ranks stocks on a scale of 1 (highest) to 5 (lowest). The Fund usually purchases common stocks of the 100 largest companies by capitalization that are ranked 1, 2 or 3 by the Ranking System which may include foreign companies. The Fund usually sells a stock when its rank falls below 3. The Fund’s portfolio generally will be rebalanced on a quarterly basis so that it will be equally weighted for each security.

What are the Fund’s principal risks?

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks.

The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The Fund will be affected by changes in stock prices, which have historically tended to fluctuate more than bond prices.

Because the Fund uses the Ranking System, there is the risk that securities not covered by the Ranking System or lower rated securities will appreciate to a greater extent than those securities in the Fund’s portfolio.

Investing in foreign companies may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include: less information about foreign companies may be available due to less rigorous disclosure or accounting standards or regulatory practices; adverse effect of currency exchange rates or controls on the value of the Fund’s investment; the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession.

The Fund’s annual portfolio turnover rate has exceeded 100% in each of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent the Fund engages in short-term trading in attempting to achieve its investment objective, it will increase the Fund’s portfolio turnover rate and the Fund will incur higher brokerage commissions and other expenses.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 11.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index, a widely quoted, unmanaged index of stock performance. All returns reflect reinvested dividends. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total returns (before taxes) as of 12/31 each year

Best Quarter:	Q4 2001 +13.47%
Worst Quarter:	Q4 2008 –21.54%

Average Annual Total Returns for Periods Ended December 31, 2009

	1 year	5 years	10 years
Value Line Larger Companies Fund
Return before taxes	17.62%	0.64%	–3.11%
Return after taxes on distributions	17.35%	–1.89%	–5.05%
Return after taxes on distributions and sale of Fund shares	11.45%	–0.27%	–3.01%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	–0.95%

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund’s “Return after taxes on distributions and sale of Fund shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Who manages the Fund?

The Fund’s investment adviser is EULAV Asset Management, LLC (the “Adviser” or “EULAV”), a wholly-owned subsidiary of Value Line, Inc. (“Value Line”).

Bradley Brooks is primarily responsible for the day-to-day management of the Fund’s portfolio using a quantitative investment strategy which relies on the Ranking System. Mr. Brooks has been a portfolio manager with the Adviser or Value Line since 2000 and has been the Fund’s portfolio manager since 2005. There is additional information in the Statement of Additional Information about Mr. Brooks’ compensation, other accounts he manage s and his ownership of Fund shares.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary. You may also redeem your shares by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. You can exchange all or part of your investment in the Fund for shares in other Value Line funds. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes and also may be subject to state or local taxes, unless you are investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

H O W T H E F U N D I S M A N A G E D

Investment objective

The Fund’s investment objective is to realize capital growth. Although the Fund will strive to achieve its investment objective, there is no assurance that it will succeed.

Principal investment strategies

Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.

In selecting securities for purchase or sale, the Adviser relies on a quantitative strategy that is based on the Ranking System. The Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations. There are a relatively small number of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.

The Ranking System does not eliminate market risk, but the Adviser believes that it provides objective standards for determining expected relative performance over the next six to twelve months. The Fund usually purchases common stocks of the 100 largest companies by capitalization that are ranked 1, 2 or 3 by the Ranking System which may include foreign companies. The Fund usually sells a stock when its rank falls below 3. There are currently approximately 400 stocks ranked 1 or 2 and approximately 900 ranked 3. The Fund’s portfolio generally will be rebalanced on a quarterly basis so that it will be equally weighted for each security. Reliance upon the Ranking System, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval. The utilization of the Ranking System is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.

W H O M A N A G E S T H E F U N D

Non-principal investment strategies

Temporary defensive position

From time to time in response to adverse market, economic, political or other conditions, the Fund’s net assets may be invested in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objective.

Portfolio turnover

The Fund has engaged in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective. This strategy has resulted in higher brokerage commissions and other expenses and may negatively affect the Fund’s performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See “Financial Highlights” for the Fund’s most current portfolio turnover rates.

There are other non-principal investment strategies discussed in the Statement of Additional Information.

The principal risks of investing in the Fund

■
Because the Fund invests substantially all of its assets in common stocks, the value of the stocks in its portfolio and the Fund’s share price might decrease in response to the activities of an individual company or in response to general market or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

■
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund’s performance.

■
Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques in making decisions for the Fund, but there can be no guarantee that these will produce the desired results.

■
The Fund’s use of the Ranking System involves the risk that the Ranking System may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking System, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully.

■
Investing in foreign companies may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include: less information about foreign companies may be available due to less rigorous disclosure or accounting standards or regulatory practices; adverse effect of currency exchange rates or controls on the value of the Fund’s investment; the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession.

■
The Fund’s annual portfolio turnover rate has exceeded 100% in each of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent the Fund engages in short-term trading in attempting to achieve its investment objective, it will increase the Fund’s portfolio turnover rate and the Fund will incur higher brokerage commissions and other expenses.

■
Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the Statement of Additional Information.

W H O M A N A G E S T H E F U N D

The business and affairs of the Fund are managed by the Fund’s officers under the oversight of the Fund’s Board of Directors.

Investment Adviser

The Fund’s investment adviser is EULAV Asset Management, LLC, a subsidiary of Value Line located at 220 East 42nd Street, New York, NY 10017. EULAV also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, with combined assets of approximately $2.4 billion as of March 31, 2010.

Value Line was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. On May 5, 2009, the Distributor, a subsidiary of Value Line, changed its name from “Value Line Securities, Inc.” to “EULAV Securities, Inc.” No other changes were made to the Distributor’s organization, including its operations and personnel. Another subsidiary of Value Line publishes The Value Line Investment Survey and other publications.

On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. Value Line has informed the Funds’ Board that it continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of Adviser or the Distributor to perform their respective contracts with the Funds.

Management fees

For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.75% of the Fund’s average daily net assets.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the investment advisory agreement is available in the Fund’s most recent semi-annual report to shareholders for the six month period ended June 30.

Portfolio management

Bradley Brooks is primarily responsible for the day-to-day management of the Fund’s portfolio using a quantitative investment strategy which relies on the Ranking System. Mr. Brooks has been a portfolio manager with the Adviser or Value Line since 2000 and has been the Fund’s portfolio manager since 2005. There is additional information in the Statement of Additional Information about Mr. Brooks’ compensation, other accounts he manage s and his ownership of Fund shares.

A B O U T Y O U R A C C O U N T

How to buy shares

	■	By telephone

Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Fund’s transfer agent) between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

	■	By wire

If you are making an initial purchase by wire, you must call the Fund’s transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA #99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

	■	Through a broker-dealer
You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

	■	By mail

Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

	■	Minimum/additional investments

Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The price you pay for shares will depend on when your purchase order is received. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

■	Time of purchase

Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV computed after your order is received in correct form by Boston Financial Data Services, Inc. (“BFDS”) as agent for the Fund. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets who may charge a fee, When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

■	Distribution plan

The Fund has adopted a plan of distribution under rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund’s average daily net assets with the proceeds used to finance the activities of the Distributor. The plan provides that the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Fund’s shares. Such services may include, among other things, answering investor inquiries regarding the Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the plan. For the period from May 1, 2009 through April 30, 2010, the Distributor contractually agreed to waive the Fund’s rule 12b-1 fee. The Distributor has agreed to extend this contractual 12b-1 fee waiver through April 30, 2011. There is no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

■	Additional dealer compensation

The Adviser, the Distributor and/or their affiliates may pay additional compensation out of their assets (which generally come directly or indirectly from the Fund and other Value Line mutual funds) to certain brokerage firms and other intermediaries or their affiliates, based on Fund asset held by that firm, or such other criteria agreed to by the Adviser, the Distributor or their affiliates. The Adviser, the Distributor or their affiliates determine the firms to which payments may be made. Such payments may be significant.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

■	Net asset value

The Fund’s NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the market value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are readily available are priced at their market value. Securities for which market valuations are not readily available are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Directors. The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Investments which have a maturity of less than 60 days are priced at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

	■	Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts.

Accordingly, when completing the Fund’s account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.

How to sell shares

	■	By mail

You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Fund will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you. If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

■	Through a broker-dealer

Fund shares may be sold through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after the receipt of your order by the intermediary.

Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC and Fidelity Brokerage Services LLC (National Financial Services LLC.). You should consult with your broker to determine if it has been so authorized.

■	By exchange

You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.

When you send the Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the Fund. For each account involved you should provide the account name, number, name of Fund and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale of shares.

Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

	■	Account minimum

If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

	■	Redemption in kind

The Fund reserves the right to make a redemption in kind — payment in liquid portfolio securities, wholly or in part, rather than cash — if the amount being redeemed is large enough to affect Fund operations. The redeeming shareholder will pay the transaction costs, including brokerage fees, to sell these securities and will bear the market and tax risk of holding the securities.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of the Fund’s shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund’s Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund considers trading in its shares to be excessive if an investor:

	■	sells shares within 30 days after the shares were purchased;

	■	makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions; or

	■	enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by the Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Fund, nor any of the Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Fund’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding its underlying shareholders. Should the Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by an underlying shareholder. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special Services

To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

	■	Valu-Matic® allows you to make regular monthly investments of $25 or more automatically from your checking account.

■
Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

■
You may buy shares in the Fund for your individual or group retirement plan, including your Individual Retirement Account (“IRA”) or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes

The Fund pays dividends from its net investment income annually and distributes any capital gains that it has realized annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a dividend or capital gain distribution, because such dividend or distribution will generally be taxable even though the net asset value of shares of the Fund will be reduced by the dividend or distribution.

You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions from short-term capital gains will be taxable to you as ordinary income. Dividends from net investment income will either be taxable as ordinary income or, if so designated by the Fund and certain other conditions are met by the Fund and the shareholder, including holding-period requirements, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Distributions designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.

The Fund will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about the tax consequences of investing through a tax-deferred account.

You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

F I N A N C I A L H I G H L I G H T S

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800-243-2729.

Financial Highlights
Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of year	$13.18		$21.63		$21.37		$22.24		$25.53
Income (loss) from investment operations:
Net investment income/(loss)	0.10		0.09		0.11		(0.02)		(0.15)
Net gains or (losses) on securities (both realized and unrealized)	2.22		(8.34)		3.15		2.55		2.82
Total income from investment operations	2.32		(8.25)		3.26		2.53		2.67
Less distributions:
Dividends from net investment income	(0.10)		(0.03)		(0.08)		—		—
Distributions from net realized gains	—		(0.17)		(2.92)		(3.40)		(5.96)
Total distributions	(0.10)		(0.20)		(3.00)		(3.40)		(5.96)
Net asset value, end of year	$15.40		$13.18		$21.63		$21.37		$22.24
Total return	17.62%		(38.12)%		15.55%		11.31%		10.28%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$202,454		$191,950		$304,192		$298,601		$300,411
Ratio of expenses to average net assets (including interest expense)(1)	1.26	%(3)	1.18	%(3)	1.13	%(3)	1.30	%(3)	1.19%
Ratio of expenses to average net assets (excluding interest expense)(2)	1.26	%(4)	1.18	%(4)	1.13	%(4)	1.17	%(4)	1.16%
Ratio of net investment income/(loss) to average net assets	0.62%		0.53%		0.47%		(0.11)%		(0.67)%
Portfolio turnover rate	157%		157%		112%		203%		218%
(1)
Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.17% for the year ended December 31, 2008, 1.29% for the year ended December 31, 2006 and would not have changed for the other years shown.

(2)
Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.17% for the year ended December 31, 2008, and would not have changed for the other years shown.

(3)
Ratio reflects expenses grossed up for the waiver of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of the fee waiver, but exclusive of the custody credit arrangement, would have been 1.01% for the year ended December 31, 2009, 0.93% for the year ended December 31, 2008, 0.88% for the year ended December 31, 2007, 1.21% for the year ended December 31, 2006.

(4)
Ratio reflects expenses grossed up for the waiver of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of the fee waiver, but exclusive of the custody credit arrangement, would have been 1.01% for the year ended December 31, 2009, 0.93% for the year ended December 31, 2008, 0.88% for the year ended December 31, 2007, 1.09% for the year ended December 31, 2006.

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For more information

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and quarterly reports filed with the SEC. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2010, which has been filed electronically with the SEC and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge, from the Fund’s Internet site at http://www.vlfunds.com.

Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.

Investment Adviser	Service Agent
EULAV Asset Management, LLC	State Street Bank and Trust Company
220 East 42nd Street	c/o BFDS
New York, NY 10017-5891	P.O. Box 219729
Kansas City, MO 64121-9729

Custodian	Distributor
State Street Bank and Trust Company	EULAV Securities, Inc.
225 Franklin Street	220 East 42nd Street
Boston, MA 02110	New York, NY 10017-5891

Value Line Larger Companies Fund, Inc. 220 East 42nd Street, New York, NY 10017-5891	File No. 811-01807